Schedule of Executives and Key Employees
                Party to Incentive Compensation Award Agreements
                         For Short-and Long-Term Awards


Kevern R. Joyce, Chairman, President & CEO
Jack V. Chambers, Senior Vice President and Chief Customer Officer Manjit S. Cheema, Senior Vice President and Chief Financial Officer Ralph S. Johnson, Senior Vice President - Power Resources
John P. Edwards, Senior Vice President - Corporate Relations
W. Douglas Hobbs, Vice President - Business Development
Larry Dillon, Vice President - Regional Customer Officer
Melissa Davis, Vice President - Regional Customer Officer
Allan Davis, Vice President - Regional Customer Officer
John Montgomery, President, Facility Works, Inc.
Michael D. Blanchard, , Vice President - General Counsel
Dennis R. Cash, Vice President - Human Resources
Patrick Bridges, Treasurer
Scott Forbes, Controller
Paul W. Talbot, Corporate Secretary
Robert Castillo, Assistant Vice President - New Mexico
Mark Coulson, Assistant Vice President - Industrial Marketing
Larry Gunderson, Director Regulatory and Government Affairs
Cathy Means, Director - Information Services
Thomas Houle, Director - Power Planning and Supply
Mark Wilson, TNP One Plant Manager